FTSD SA-1 12/13

SUPPLEMENT DATED DECEMBER 30, 2013

 TO THE STATEMENT OF ADDITIONAL INFORMATION

 DATED OCTOBER 18, 2013

OF

FRANKLIN SHORT DURATION U.S. GOVERNMENT ETF

The Statement of Additional Information is amended as follows:

I.  The first paragraph of the “Officer and Trustees – Board committees”  section on page 27 is revised as follows:

The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal controls. The Audit Committee is comprised of the following independent trustees of the Trust: J. Michael Luttig, Frank A. Olson and John B. Wilson. The Nominating Committee is comprised of the following independent trustees of the Trust: Harris J. Ashton, Sam Ginn, Edith E. Holiday, J. Michael Luttig, Frank A. Olson, Larry D. Thompson and John B. Wilson.

Please keep this supplement for future reference.